January 8, 2014

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to the

Statement of Additional Information

dated February 1, 2013, As Revised Through

January 1, 2014

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

Management has accepted the termination of Vulcan Value Partners (“Vulcan”) as a subadviser Dreyfus Select Managers Small Cap Value Fund (the "Fund").  The portion of the Fund's assets currently allocated to Vulcan will be allocated to certain of the Fund's six other subadvisers, prior to March 26, 2014 (the "Effective Date").

In addition, all other references to Vulcan appearing in this Statement of Additional Information will no longer be applicable after the Effective Date.